Supplement dated June 9, 2017

to the Prospectuses dated May 1, 2017 for the following Funds:

Funds

  COLUMBIA ACORN TRUST

  Columbia Acorn® Fund

  Columbia Acorn International®

  Columbia Acorn USA®

  Columbia Acorn International SelectSM

  Columbia Acorn SelectSM

  Columbia Thermostat FundSM

  Columbia Acorn Emerging Markets FundSM

  Columbia Acorn European FundSM

Effective immediately, each Fund’s Prospectus is supplemented as follows:

1.	The following is added under the first paragraph under the heading “Financial Intermediary-Specific Class A Sales Charge Waivers” in the “Choosing a Share Class — Reductions/Waivers of Sales Charges” section:

The following applies to Ameriprise Financial Services, Inc., Morgan Stanley Smith Barney, LLC and RBC Capital Markets, LLC:

The following front-end sales charge waiver is available only at Ameriprise Financial Services, Inc., Morgan Stanley Smith Barney, LLC (Morgan Stanley Wealth Management) and RBC Capital Markets, LLC:

Shareholders purchasing Fund shares through a platform or account of one of the above-named financial intermediaries are eligible for the following front-end sales charge waiver:

●     For employer-sponsored retirement plans held through a commissionable brokerage account, Class A shares are available at NAV (i.e., without a sales charge). For this purpose, employer-sponsored retirement plans include, but are not limited to, 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

2.	All references throughout the Prospectus to the timing of the conversion of Class B shares into Class A shares are hereby removed and replaced with the following:

Class B shares of the Funds will automatically convert to Class A shares on or about July 17, 2017. For details and related information, see Appendix S to the SAI.

3.	The first two paragraphs under the heading “Class B Shares (Closed)” in the “Buying, Selling and Exchanging Shares — Buying Shares” section are hereby removed and replaced with the following:

Effective on or about July 17, 2017, the Funds’ Class B shares will automatically convert to Class A shares (the Automatic Conversion). The Funds no longer accept investments from new or existing investors in Class B shares, except that until the Automatic Conversion, existing investors in Class B shares may purchase additional Class B shares under the following two limited circumstances (Qualifying Transactions):

●	Class B share dividend and/or capital gain distributions from the Fund may continue to be reinvested in Class B shares of the Fund.
●	Shareholders invested in Class B shares of a Fund may exchange those shares for Class B shares of other Funds offering such shares. Certain exceptions apply, including that not all Funds may permit exchanges.

After the Automatic Conversion, the Funds will no longer accept any purchase orders for Class B shares. Qualifying Transaction requests received on or after July 17, 2017 will not be accepted.

Any initial purchase orders for the Fund’s Class B shares will be rejected (other than through a Qualifying Transaction received in good form prior to July 17, 2017).

4.	The information under the heading “Same-Fund Exchange Privilege” in the “Buying, Selling and Exchanging Shares — Exchanging Shares” section is hereby removed and replaced with the following:

Shareholders may be eligible to invest in other classes of shares of the same Fund, and may exchange their current shares for another share class if offered by the Fund. Such same-Fund exchanges could include an exchange of one class for another with higher expenses. Before making such an exchange, you should consider the expenses of each class. Shareholders should contact their financial intermediaries to learn more about the details of the same-Fund exchange privilege. Exchanges out of Class A, Class C and Class V shares will be subject to any applicable CDSC. Financial intermediaries that have a customized arrangement with regard to CDSCs are detailed in the Choosing a Share Class — Reductions/Waivers Sales Charges — Financial Intermediary-Specific CDSC Waivers section of the prospectus.

Exchanges out of Class C shares to another share class of the same Fund are not permissible on Direct-at-Fund Accounts. Exchanges out of Class C shares to another share class of the same Fund within commissionable brokerage accounts are permitted only (a) by shareholders moving from a commissionable brokerage account to a fee-based advisory program or (b) when the exchange is part of a share class conversion (or a similar multiple shareholder transaction event) instituted by a financial intermediary and such conversion or similar type event is pre-approved by the Distributor.

Ordinarily, shareholders will not recognize a gain or loss for U.S. federal income tax purposes upon a same-Fund exchange. You should consult your tax advisor about your particular exchanges.

Shareholders should retain this Supplement for future reference.

SUP000_00_051_(06/17)

Supplement dated June 9, 2017

to the Statement of Additional Information (“SAI”) dated May 1, 2017 for the following Funds:

Funds

  COLUMBIA ACORN TRUST

  Columbia Acorn® Fund

  Columbia Acorn International®

  Columbia Acorn USA®

  Columbia Acorn International SelectSM

  Columbia Acorn SelectSM

  Columbia Thermostat FundSM

  Columbia Acorn Emerging Markets FundSM

  Columbia Acorn European FundSM

Effective immediately, the information under the heading “Class B Shares — Conversion to Class A Shares” in Appendix S to the SAI is hereby removed and replaced with the following:

Effective on or about July 17, 2017, Class B shares of a Fund will automatically convert to Class A shares of the Fund. The conversion allows you to benefit from the lower operating costs of Class A shares, which can help increase your total returns from an investment in the Fund. The following rules apply to the conversion of Class B shares to Class A shares:

●	Any and all Class B shares you received from reinvested distributions on these shares will convert to Class A shares at the same time.

●	You will receive the same dollar value of Class A shares as the Class B shares that were converted.

●	No sales charge or other charges apply, and conversions are free from U.S. federal income tax.

Shareholders should retain this Supplement for future reference.

SUP900_00_012_(06/17)